SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                May 28, 2003




                            Valpey-Fisher Corporation
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Maryland                    1-4184                  06-0737363
--------------------------------      -----------            ----------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                      File Number)        Identification No.)



                      75 South Street, Hopkinton, MA 01748
 -------------------------------------------------------------------------------
                Address of principal executive offices (Zip Code)


        Registrant's telephone number, including area code 508-435-6831


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Item 2. Acquisition or Disposition of Assets.

         On May 28, 2003, pursuant to an Asset Purchase Agreement (the "APA") dated April 30, 2003, Valpey-Fisher Corporation (the "Company") purchased certain assets consisting primarily of machinery, equipment and inventory from MF Electronics Corp. of New Rochelle, New York ("Seller"). Seller was engaged in, and the Company intends to continue to use the assets acquired to engage in, the business of design, production, import and sale of frequency control devices.

         The purchase price was $798,717.78 in cash, of which $207,842.22 represented the amount by which Seller's accounts receivable acquired by the Company exceeded the trade accounts payable assumed by the Company at Closing. Pursuant to the APA, the Seller agreed not to engage in the business, design, production, import and sale of frequency control devices for a period of two years and certain of Seller's affiliates agreed not to engage in the business, design, production, import and sale of frequency control devices for periods of 27 months and 30 months, respectively.

         The terms of the transaction, including the purchase price, were the result of arms length negotiations between the Company and Seller.

         The Company used its cash on hand to pay the purchase price.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

          The Financial Statements of MF Electronics Corp. required to be filed by this Item 7(a) will be filed by amendment to this Form 8-K no later than 60 days after June 12, 2003.

     (b)  Pro Forma Financial Information

          The Pro Forma Financial Statements of MF Electronics Corp. required to be filed by this Item 7(b) will be filed by amendment to this Form 8-K no later than 60 days after June 12, 2003.

     (c)  Exhibits

     2. Asset Purchase Agreement dated April 30, 2003 between Seller, William Stein, Martin Finkelstein and the Company. Exhibits and schedules pursuant to the Agreement have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.





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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Valpey-Fisher Corporation


Date:      June 12, 2003                        By: /s/ Michael J. Kroll
-----      -------------                        ------------------------
                                                Michael J. Kroll
                                                Vice President, Treasurer and
                                                Chief Financial Officer



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                                INDEX TO EXHIBIT

                             Description of Exhibit

     2. Asset Purchase Agreement dated April 30, 2003 between Seller, William Stein, Martin Finkelstein and the Company (filed herewith).